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                                                                    EXHIBIT 10

                                 SUPPLEMENT TO
                         SCHEDULE OF SIMILAR AGREEMENTS

    The following is a schedule of other Committed Credit Line Agreements entered into by the Company, each of which agreements is substantially identical to the Committed Credit Line Agreement filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 30, 1995 (and the additional Committed Credit Line Agreements identified in the "Schedule of Similar Agreements" filed therewith), except as to the identity of the Bank that is a party thereto (which is indicated below):

               Name of Agreement                           Identity of Bank
               -----------------                           ----------------
     Committed Credit Line Agreement,
         dated as of September 8, 1995  . . . . . . . . . Bank of Tokyo, Ltd.
     Committed Credit Line Agreement,
         dated as of September 8, 1995  . . . . . . . . . Sanwa Bank Limited